Exhibit 99.1

Press Release

Investor Contact: Kira Vanderwert

Head of Investor Relations

and Corporate Development

813.421.7694

investorrelations@ditech.com

FOR IMMEDIATE RELEASE

DITECH HOLDING CORPORATION TO EXPLORE

STRATEGIC ALTERNATIVES TO ENHANCE STOCKHOLDER VALUE

FORT WASHINGTON, PA., June 27, 2018 – Ditech Holding Corporation (“Ditech Holding” or the “Company”) (NYSE: DHCP) today announced that, in response to certain inquiries received by the Board of Directors of the Company (the “Board”), the Board has initiated a process to evaluate strategic alternatives to enhance stockholder value. This review process, which is being conducted with the assistance of financial and legal advisors, will consider a range of potential strategic alternatives, which will include, among others, a sale of the Company, a business combination or continuing as a standalone entity.

The Company has engaged Houlihan Lokey as financial advisor and Weil, Gotshal & Manges LLP as legal counsel to assist in the review. There can be no assurance that the exploration of strategic alternatives will result in any transaction or, should the Board approve a transaction, as to the value to the Company’s stockholders thereof. Ditech Holding does not intend to discuss or disclose developments with respect to this process unless and until the Company has entered into a definitive agreement that is material to the Company or the Company has otherwise determined that further disclosure is appropriate or required by law. No timetable has been established for the completion of the strategic review.

Tom Marano, Chief Executive Officer, President and Chairman of the Board of Ditech Holding, said, “Having completed our financial restructuring and as we focus on optimizing our business, our Board believes that now is the right time to review the Company’s strategic alternatives to assess how best to drive value for our stockholders. We will undertake a comprehensive and thorough review with the assistance of our advisors. During this review, the entire Ditech Holding team will remain focused on advancing our mission of serving our customers throughout the homeownership journey and creating value for our stockholders.”

About Ditech Holding Corporation

Ditech Holding is an independent servicer and originator of mortgage loans and servicer of reverse mortgage loans. Based in Fort Washington, Pennsylvania, the Company has approximately 3,700 employees and services a diverse loan portfolio. For more information about Ditech Holding, please visit the Company’s website at www.ditechholding.com. The information on the Company’s website is not a part of this release.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this press release constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “would,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from results, performance or achievements expressed in these forward-looking statements.

These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of any strategic alternatives the Company considers or seeks to implement. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail under the heading “Risk Factors” and elsewhere in the Company’s annual and quarterly reports, including amendments thereto, and other filings with the Securities and Exchange Commission.

Contact

Kira Vanderwert

Head of Investor Relations and Corporate Development

813.421.7694

investorrelations@ditech.com

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